UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2016. At the Annual Meeting, the Company’s stockholders approved an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares authorized for issuance thereunder by 4,000,000 shares.

The full text of the 2015 Plan, as amended, is set forth at Appendix A to the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 5, 2016 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 12, 2016 in Washington, DC. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of five director nominees, (ii) the approval of an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares, (iii) the approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of additional shares of common stock to Aspire Capital Fund, LLC pursuant to the common stock purchase agreement dated September 4, 2015, (iv) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (v) ratification of BDO USA, LLC as the Company’s independent registered public accounting firm for fiscal year 2016. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the proxy statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	3,639,212	1,237,007	11,403,565
Thomas Graham, Jr.	4,227,959	648,260	11,403,565
Victor E. Alessi	4,170,472	705,747	11,403,565
Kathleen Kennedy Townsend	4,174,739	701,480	11,403,565
Daniel B. Magraw	4,174,047	702,172	11,403,565

Proposal No. 2 – Approval of the Amendment to the 2015 Plan

The proposal to approve an amendment to the 2015 Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,853,216	1,949,959	73,044	11,403,565

Proposal No. 3 – Approval of the Issuance of Additional Shares to Aspire Capital

The proposal to approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of additional shares of common stock to Aspire Capital Fund, LLC pursuant to the common stock purchase agreement dated September 4, 2015 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
3,470,377	1,304,906	100,939	11,403,565

Proposal No. 4 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
2,626,147	1,931,164	318,908	11,403,565

Proposal No. 5 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
15,898,411	137,095	244,278	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2016

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer